                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                  ___________________________________________

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                      (Date of earliest event reported):

                               October 28, 1997

                   ________________________________________


                            THERMOTREX CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                      1-10791                            52-1711436
   (State or other             (Commission                    (I.R.S. Employer
   jurisdiction of             File Number)              Identification Number)
   incorporation or
   organization)


10455 Pacific Center Court
San Diego, California                                                92121-4339
(Address of principal executive offices)                             (Zip Code)


                                (619) 646-5300
                        (Registrant's telephone number
                             including area code)
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Item 5. Other Events
        ------------

     On October 28, 1997, ThermoTrex Corporation (the "Company") executed an Underwriting Agreement and related Terms Agreement by and among the Company, Thermo Electron Corporation ("Thermo Electron"), Lehman Brothers Inc. and Goldman, Sachs & Co. in connection with the public offering of $110,000,000 aggregate principal amount of the Company's 3 1/4% Convertible Subordinated Debentures due 2007 (the "Debentures") pursuant to the Company's and Thermo Electron's shelf registration statement on Form S-3 (Reg. Nos. 333-34909 and 333-34909-01). The Debentures will be issued pursuant to a Subordinated Indenture (the "Indenture") by and among the Company, Thermo Electron, as guarantor, and Bankers Trust Company, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)  Financial Statements of Business Acquired: not applicable.

        (b)  Pro Forma Financial Information: not applicable.

        (c)  Exhibits

          1.1 Underwriting Agreement, dated October 28, 1997, by and among the Company, Thermo Electron, Lehman Brothers Inc. and Goldman, Sachs & Co.

          1.2 Terms Agreement, dated October 28, 1997, by and among the Company, Thermo Electron, Lehman Brothers Inc. and Goldman, Sachs & Co.

          4.1 Subordinated Indenture, dated October 28, 1997, by and among the Company, Thermo Electron, and Bankers Trust Company.

          4.2 Officers' Certificate dated October 28, 1997, pursuant to Sections 301 and 303 of the Indenture.

          4.3  Form of Definitive Registered Debentures.

          4.4  Form of Global Registered Debenture.

          4.5  Form of Definitive Bearer Debentures.

          4.6  Form of Temporary Global Bearer Debenture.

          4.7  Share Purchase Plan between the Company and Thermo Electron.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 28th day of October, 1997.



                                                  THERMOTREX CORPORATION


                                                  By: /s/ Melissa F. Riordan
                                                      ----------------------

                                                      Melissa F. Riordan
                                                      Treasurer

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EXHIBIT INDEX

Exhibit No.       Description

    1.1 Underwriting Agreement, dated October 28, 1997, by and among the Company, Thermo Electron, Lehman Brothers Inc. and Goldman, Sachs & Co.

    1.2 Terms Agreement, dated October 28, 1997, by and among the Company, Thermo Electron, Lehman Brothers Inc. and Goldman, Sachs & Co.

    4.1 Subordinated Indenture, dated October 28, 1997, by and among the Company, Thermo Electron, and Bankers Trust Company.

    4.2 Officers' Certificate dated October 28, 1997, pursuant to Sections 301 and 303 of the Indenture.

    4.3     Form of Definitive Registered Debentures.

    4.4     Form of Global Registered Debenture.

    4.5     Form of Definitive Bearer Debentures.

    4.6     Form of Temporary Global Bearer Debenture.

    4.7     Share Purchase Plan between the Company and Thermo Electron.